UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 31, 2006

FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Federal Home Loan Bank of Atlanta (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the twelve Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Board (the "Finance Board") and the Finance Board regulations authorize the Finance Board to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor, whether or not the primary obligor Federal Home Loan Bank has defaulted on the payment of that obligation. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the twelve Federal Home Loan Banks and are not guaranteed by the United States government.

Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at anytime. In reviewing the information in this Current Report on Form 8-K, please note:

• although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;

• Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;

• Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and

• the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3) (4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
05/31/2006	3133XFSB3	06/12/2006	05/11/2007	11/11/2006	Optional Principal Redemption	Bermudan	Fixed Constant	07/11/2006	5.300	25,000,000
05/31/2006	3133XFSC1	06/28/2006	06/28/2010	12/28/2006	Optional Principal Redemption	European	Fixed Constant	06/28/2007	5.650	25,000,000
05/31/2006	3133XFSE7	06/27/2006	06/27/2008	12/27/2006	Optional Principal Redemption	European	Fixed Constant	06/27/2007	5.400	15,000,000
05/31/2006	3133XFSF4	06/29/2006	12/29/2008	12/29/2006	Optional Principal Redemption	European	Fixed Constant	06/29/2007	5.500	25,000,000
05/31/2006	3133XFSH0	06/05/2006	12/05/2006	12/05/2006	Non-Callable	N/A	Fixed Constant	N/A	5.185	15,000,000
05/31/2006	3133XFSJ6	06/05/2006	02/05/2007	02/05/2007	Non-Callable	N/A	Fixed Constant	N/A	5.230	15,000,000
05/31/2006	3133XFSP2	06/08/2006	06/08/2011	12/08/2006	Optional Principal Redemption	Bermudan	Fixed Constant	12/08/2006	6.000	15,000,000
05/31/2006	3133XFSR8	06/15/2006	06/18/2008	12/18/2006	Optional Principal Redemption	European	Fixed Constant	06/18/2007	5.410	15,000,000
05/31/2006	3133XFSV9	06/07/2006	06/07/2013	12/07/2006	Optional Principal Redemption	European	Fixed Constant	12/07/2006	5.750	25,000,000
06/01/2006	3133XFSY3	06/15/2006	12/15/2006	12/15/2006	Non-Callable	N/A	Fixed Constant	N/A	5.250	15,000,000
06/01/2006	3133XFT22	06/28/2006	02/28/2007	02/28/2007	Non-Callable	N/A	Fixed Constant	N/A	5.350	15,000,000
06/01/2006	3133XFT22	06/28/2006	02/28/2007	02/28/2007	Non-Callable	N/A	Fixed Constant	N/A	5.350	15,000,000
06/01/2006	3133XFT30	06/16/2006	01/16/2007	01/16/2007	Non-Callable	N/A	Fixed Constant	N/A	5.300	15,000,000
06/01/2006	3133XFT48	06/20/2006	06/20/2011	12/20/2006	Optional Principal Redemption	Bermudan	Fixed Constant	06/20/2007	6.000	25,000,000
06/01/2006	3133XFT55	06/28/2006	02/28/2007	02/28/2007	Non-Callable	N/A	Fixed Constant	N/A	5.350	25,000,000
06/01/2006	3133XFT55	06/28/2006	02/28/2007	02/28/2007	Non-Callable	N/A	Fixed Constant	N/A	5.350	100,000,000
06/01/2006	3133XFT55	06/28/2006	02/28/2007	02/28/2007	Non-Callable	N/A	Fixed Constant	N/A	5.350	100,000,000
06/01/2006	3133XFT63	06/27/2006	12/27/2013	12/27/2006	Optional Principal Redemption	European	Fixed Constant	06/27/2007	6.000	15,000,000
06/01/2006	3133XFTA4	06/29/2006	06/29/2007	12/29/2006	Optional Principal Redemption	Bermudan	Fixed Constant	09/29/2006	5.420	25,000,000
06/01/2006	3133XFTF3	06/29/2006	06/29/2009	12/29/2006	Optional Principal Redemption	Canary	Fixed Step Up	09/29/2006	5.500	15,000,000
06/01/2006	3133XFTG1	06/20/2006	12/20/2011	12/20/2006	Optional Principal Redemption	American	Fixed Constant	06/20/2008	5.850	25,000,000
06/01/2006	3133XFTJ5	06/22/2006	06/22/2009	12/22/2006	Optional Principal Redemption	Bermudan	Fixed Constant	12/22/2006	5.780	25,000,000
06/01/2006	3133XFTL0	06/19/2006	06/19/2009	12/19/2006	Optional Principal Redemption	Bermudan	Fixed Constant	07/19/2006	5.750	15,000,000
06/01/2006	3133XFTM8	06/29/2006	12/29/2006	12/29/2006	Non-Callable	N/A	Fixed Constant	N/A	5.250	15,000,000
06/01/2006	3133XFTN6	06/29/2006	01/29/2007	01/29/2007	Non-Callable	N/A	Fixed Constant	N/A	5.300	10,000,000
06/01/2006	3133XFTN6	06/29/2006	01/29/2007	01/29/2007	Non-Callable	N/A	Fixed Constant	N/A	5.300	15,000,000
06/01/2006	3133XFTR7	06/15/2006	12/15/2006	12/15/2006	Non-Callable	N/A	Fixed Constant	N/A	5.250	10,000,000
06/01/2006	3133XFTR7	06/15/2006	12/15/2006	12/15/2006	Non-Callable	N/A	Fixed Constant	N/A	5.250	25,000,000
06/01/2006	3133XFTU0	06/09/2006	06/09/2010	12/09/2006	Optional Principal Redemption	European	Fixed Constant	06/09/2009	5.470	15,000,000
06/01/2006	3133XFTV8	06/26/2006	06/26/2009	12/26/2006	Optional Principal Redemption	European	Fixed Constant	06/26/2007	5.600	15,000,000
06/02/2006	3133XFTX4	06/23/2006	06/23/2010	12/23/2006	Optional Principal Redemption	American	Fixed Constant	06/23/2008	5.550	20,000,000
06/02/2006	3133XFU38	06/12/2006	06/12/2009	12/12/2006	Optional Principal Redemption	Bermudan	Fixed Constant	07/12/2006	5.705	30,000,000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

• American--redeemable continuously on and after the first redemption date and until maturity.

• Bermudan--redeemable on specified recurring dates on and after the first redemption date, until maturity.

• European--redeemable on a particular date only.

• Canary--redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

• Multi-European--redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity; or upon redemption to the extent exercised prior to maturity.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.

Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 -- leveraged; multiplier < 1 -- deleveraged.

Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: June 6, 2006	By: /s/ D. Haddon Foster II
D. Haddon Foster II
First Vice President